                                                                   EXHIBIT 10.1

                              ILEX ONCOLOGY, INC.


                            STOCK PURCHASE AGREEMENT


                                      WITH


                             ELI LILLY AND COMPANY


                                JANUARY 22, 1999


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                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered into and effective as of the 22nd day of January, 1999, by and between, ILEX Oncology, Inc., a Delaware corporation (the "Company"), and ELI LILLY AND COMPANY, an Indiana corporation (the "Investor").


                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES

1.1 PURCHASE AND SALE. Subject to the terms and conditions hereof, the Investor agrees to purchase from the Company, and the Company agrees to issue and sell to the Investor, 218,858 shares of the Company's common stock, $.01 par value (the "Shares"), at a price of $11.42 per share for a total purchase price of two million five hundred thousand dollars ($2,500,000) (the "Purchase Price").

1.2 THE CLOSING. The closing ("Closing") of the purchase and sale of the Shares shall take place in such manner as the parties may mutually agree. At the Closing, the Company shall deliver the Shares to the Investor upon delivery to the Company by the Investor of a check drawn on a U.S. bank or wire transfer of funds in the amount of the Purchase Price. The Shares to be delivered to the Investor will be evidenced by a single certificate registered in the Investor's name.


                                   ARTICLE II

                         REPRESENTATIONS OF THE COMPANY

         The Company represents and warrants to the Investor as follows:

2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as it is presently being conducted and as proposed to be conducted; and (c) is qualified and is in good standing as a foreign corporation in all other jurisdictions in which the failure so to qualify would have a material adverse effect on its business or properties.

2.2 CAPITALIZATION. Immediately prior to the Closing, the authorized capital of the Company consists of 60,000,000 shares of Common Stock, of which 12,652,754 shares were issued and outstanding on January 22, 1999, all of which have been



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validly issued, and are fully paid and non-assessable, and 20,000,000 shares of
Preferred Stock, none of which were issued and outstanding on January 22, 1999. Since September 30, 1998, ILEX has not issued any shares of Common Stock other than shares of Common Stock issued pursuant to ILEX's 1995 Stock Option Plan and 1996 Non-Employee Director Stock Option Plan.

2.3 AUTHORIZATION. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken on or prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company.

2.4 VALID ISSUANCE OF SHARES. When issued in accordance with the terms of this Agreement, the Shares shall be duly and validly authorized and issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully paid and non-assessable and not subject to any preemptive rights, liens, claims or encumbrances, or other restriction on transfer. Furthermore, the certificates representing the Shares are in due and proper form and have been duly and validly executed by the officers of the Company named thereon.

2.5 GOVERNMENTAL CONSENTS. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations, or filings of or with any federal, state or local governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein have been or shall be obtained prior to the Closing and shall be effective as of the Closing.

2.6 LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge and belief, any basis therefor or threat thereof, against or affecting the Company which question the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company or in any of the properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, use in connection with the Company's business of any information or techniques allegedly proprietary to any former employers of the Company's employees, or obligations of the Company's employees under any agreements with their prior employers. The Company is not a party or subject to the provisions of

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any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

2.7 NO CONFLICT WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, which violation or default would be materially adverse to the Company. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of the Company's Articles of Incorporation or Bylaws; (b) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (c) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (d) to the Company's knowledge, any statute, rule or governmental regulation applicable to the Company.

2.8 SECURITIES AND FINANCIAL STATEMENT MATTERS. Company has duly filed in a timely manner (without any permitted extension) all reports required to be filed by Company with the SEC under the 1934 Act (the "SEC Reports"). The SEC Reports (including, in each case, without limiting the generality thereof, the audited and unaudited financial statements of Company included therein) when filed contained all statements required to be stated therein in accordance with the 1934 Act and did not contain any untrue statement of material fact or omit to state a material fact necessary to make any of the statements contained therein not misleading in light of the circumstances under which they were made and otherwise complied in all material respects with the applicable requirements of the 1934 Act. The consolidated financial statements included in the SEC Reports comply as to form with the requirements of Regulation S-X, as promulgated by the SEC under the 1933 Act and are derived from the applicable books and records of Company, have been prepared in conformity with generally accepted accounting principles (as required by Regulation S-X) and present fairly the financial condition, results of operations, changes in security holders' equity and cash flows of Company on a consolidated basis, as at the close of business, or for the period ended, on the date of each of such financial statements.

2.9 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the financial statements referred to in Section 2.8 and Company's Annual Report on Form 10-K for the year ended December 31, 1997 and Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, or as otherwise disclosed herein, since September 30, 1998, neither Company nor any of its subsidiaries or affiliates has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to Company and its subsidiaries and affiliates, taken as a whole, and there has not

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been (i) any material change in the capital stock or indebtedness of Company or its subsidiaries or affiliates that would have a Material Adverse Effect (as defined below), or (ii) any event, change or occurrence which individually or in the aggregate might (x) have a material adverse effect on the condition (financial or other), assets, business, or results of operations of Company and its subsidiaries and affiliates, taken as a whole, (y) materially adversely affect Company's ability to consummate any of the transactions contemplated hereby or to perform its obligations under this Agreement or (each of (x) and (y) being referred to herein, individually or in the aggregate as a "Material Adverse Effect"). No event has occurred since September 30, 1998, with respect to which Company would be required to file a Current Report on Form 8-K under the 1934 Act.

2.10 ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in the financial statements referred to in Section 2.8, Company's Annual Report on Form 10-K for the year ended December 31, 1997 and Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, there are no debts, liabilities or obligations, contingent or otherwise, of Company or its subsidiaries or affiliates that would have a Material Adverse Effect.

2.11 CORPORATE DOCUMENTS. The Articles of Incorporation and By-laws of the Company are in the form previously provided to the Investor.

2.12 REGISTRATION RIGHTS. Except as provided in SCHEDULE 2.12, the Company is under no contractual obligation to register (now or in the future, whether contingent or not) under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

2.13 BROKERS AND FINDERS. The Company has not retained any investment banker, broker, finder, consultant or intermediary and is not obligated to any such person for any fee, in connection with the transactions contemplated by this Agreement.

2.14 FULL DISCLOSURE. The Company believes it has provided the Investor with all information that the Investor has requested for deciding whether to purchase the Shares and all information reasonably necessary to enable the Investor to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements not misleading.

2.15 INVENTIONS AND SECRECY AGREEMENTS. Each employee, consultant and subcontractor of the Company with access to the Company's proprietary information has executed an agreement customary in the industry regarding inventions and confidential information which effective assigns all inventions discovered/conceived within the scope of work performed on behalf of Company to

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Company as well as protecting the secrecy of confidential information of
Company. The Company, after reasonable investigation, is not aware that any such employee, consultant, or contractor is in violation thereof.

2.16 COMPANY CONTRACTS AND DOCUMENTS.

     (a) Except as set forth in the SEC Reports and in the Company's Form S-1 filed December 12, 1996, as amended, and for (i) transactions relating to purchases of shares of the Company's securities and (ii) regular salary payments and fringe benefits paid in the ordinary course of the Company's business, none of the officers, employees, directors or other affiliates of the Company is a party to any transaction, agreement or understanding with the Company, and there have been no assumptions or guarantees by the Company of any obligations of such persons;

     (b) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Articles of Incorporation or By-laws, which adversely affect, in any material respect, its business as now conducted or as proposed to be conducted, or its assets, properties, financial condition or prospects; and

     (c) Except as set forth in SCHEDULE 2.16, the Company has not engaged in the past one (1) month in any material discussions (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations; (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of transactions in which more than 50% of the voting power of the Company is disposed of, or (iii) regarding any other forms of business combination, liquidation, dissolution or winding up of the Company.

2.17 DISTRIBUTION. There has been no declaration or payment by the Company of any dividend, nor any distribution by the Company of any assets of any kind, to any of its shareholders with respect to any of the Company's securities, except as disclosed in the financial statements referred to in Section 2.8, Company's Annual Report on Form 10-K for the year ended December 31, 1997 and Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998.

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2.18 INVESTMENT COMPANY ACT. The Company is not an "investment company" or a company controlled by an "investment company" as such terms are defined in the Investment Company Act of 1980, as amended.

2.19 FDA MATTERS. Except as set forth in SCHEDULE 2.19 of this Agreement, the United States Food and Drug Administration has not delivered a letter of nonapproval, or threatened to deliver such a letter, with respect to any product manufactured, marketed, licensed or developed by the Company, or any product which the Company intends to manufacture, market, license or develop.

2.20 CONFLICT OF INTEREST. Except as set forth in the SEC Reports and in the Company's Form S-1 filed December 12, 1996, as amended, the Company and its executive officers have no interest (other than as holders of securities of a publicly-traded company), either directly or indirectly, in any entity, including, without limitation thereto, any corporation, partnership, joint venture, proprietorship, firm, person, licensee, business or association (whether as an employee, officer, director, shareholder, agent, independent contractor, security holder, creditor, consultant or otherwise) that presently
(i) provides any services, or designs, produces and/or sells any products, or engages in any activity which is the same, similar to or competitive with any activity or business in which the Company is now engaged or proposes to become engaged; (ii) is a supplier, customer, or creditor of the Company, or has an existing contractual relationship with any of the Company's managing employees; or (iii) has any direct or indirect interest in any asset or property, real or personal, tangible or intangible, of the Company or any property, real or personal, tangible or intangible, that is necessary or desirable for the conduct of the Company's business.

2.21 COMPLIANCE WITH LAW. The business of the Company is not being conducted in violation of any material law, ordinance or regulation of any governmental entity (including, without limitation, those relating to environmental protection and occupational safety and health practices). All material governmental approvals, permits and licenses required to conduct the current business of the Company have been obtained and are in full force and effect and are being complied with in all material respects.

2.22 DEVELOPMENT AGREEMENT. The representations and warranties made by the Company in the Development and License Agreement dated of even date herewith by and between the Company and the Investor ("Development Agreement") are true and correct.

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                                  ARTICLE III

                        REPRESENTATIONS OF THE INVESTOR

The Investor represents and warrants to the Company as follows:

3.1 AUTHORIZATION. The Investor has full power and authority to enter into this Agreement. This Agreement constitutes a valid and legally binding obligation of the Company.

3.2 BROKERS AND FINDERS. The Investor has not retained any investment banker, broker, finder, consultant or intermediary and is not obligated to any such person for any fee, in connection with the transactions contemplated by this Agreement.



                                   ARTICLE IV

                                SECURITIES LAWS

4.1 SECURITIES LAWS REPRESENTATIONS AND COVENANTS OF THE INVESTOR The Investor represents, warrants and covenants to the Company as follows:

    (a) PURCHASE ENTIRELY FOR OWN ACCOUNT. The Shares are being acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares. The Investor was not organized solely for the purpose of acquiring the Shares.

    (b) DISCLOSURE OF INFORMATION. The Investor believes it has received all information it considers necessary or appropriate for deciding whether to purchase the Shares. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares. The foregoing does not, however, limit or modify the representations and warranties of the Company in Article II of this Agreement.

    (c) INVESTMENT EXPERIENCE. The Investor has previously invested in companies in the development stage, can bear the economic risks of the

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         investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Shares.

    (d) ACCREDITED INVESTOR. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, of the Securities and Exchange Commission ("SEC") under the Securities Act.

    (e) RESTRICTED SECURITIES. The Investor understands that the Shares it is purchasing pursuant to this Agreement are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

    (f) DISPOSITION OF SHARES. The Investor will not dispose of any of the Shares (other than pursuant to SEC Rules 144 or 144A or any similar or analogous rule or rules) unless and until (i) the Investor shall have notified the Company of the proposed disposition and the circumstances surrounding the proposed disposition and, if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that such disposition will not require registration under the Securities Act; or (ii) there is in effect a registration statement under the Securities Act covering the proposed disposition and the proposed disposition is made in accordance with such registration statement.

4.2 LEGENDS. The certificates evidencing the Shares may bear the restrictive legends set forth below, except that such certificates shall not bear the legends set forth in (a) and (b) below if: (i) the transfer was made in compliance with Rule 144; (ii) there is in effect a registration statement under the Securities Act covering the proposed disposition and the proposed disposition is made in accordance with such registration statement; or (iii) if the opinion of counsel, if any, referred to in Section 4.1(f)(i) is to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act:

    (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"). THE SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER

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         THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER IS MADE
         PURSUANT TO RULES 144 OR 144A OF THE ACT OR AN EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THE ACT."

    (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT."

    (c) Any legend required by the laws of any applicable state or other jurisdiction governing the Shares.



                                   ARTICLE V

                          DISCLOSURE OF THE AGREEMENT

         Except for that certain press release as contemplated in SCHEDULE
13.11 of the Development and License Agreement of even date herewith, neither party shall disclose any information about this Agreement, including its existence, without the prior written consent of the other. Consent shall not be required, however, for disclosures to tax authorities or to bona fide potential sublicensees, to the extent required or contemplated by this Agreement, provided, that in connection with such disclosure, each party agrees to use its commercially reasonable efforts to secure confidential treatment of such information. Each party shall have the further right to disclose the terms of this Agreement as required by applicable law, including the rules and regulations promulgated by the Securities and Exchange Commission and to disclose such information to shareholders or potential investors as is customary for publicly-held companies, provided the disclosing party provides to the other party a copy of the information to be disclosed and an opportunity to comment thereon prior to such disclosure and consults within a reasonable time in advance of the proposed disclosure with the other on the necessity for the disclosure and the text of the proposed release.

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                                   ARTICLE VI

            CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT THE CLOSING

The obligations of the Investor under this Agreement to purchase the Shares from the Company are subject to the fulfillment on or before the Closing of each of the following conditions, any of which may be waived in writing by the
Investor:

6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Article II of this Agreement shall be true on and as of the Closing with the same effect as though such representation and warranties had been made on and as of the Closing.

6.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6.3 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Investor a certificate dated as of the Closing, executed by an executive officer of the Company and in a form reasonably acceptable to the Investor, certifying that the conditions set forth in Sections 6.1 and 6.2 have been satisfied and that there has been no material adverse change in the assets, properties, prospects, condition, affairs, operations or business of the Company, as now conducted or as proposed to be conducted, since the date of this Agreement.

6.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings taken by the Company in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor, and the Investor shall have received all such documents as it may have reasonably requested.

6.5 OPINION OF COUNSEL. The Investor shall have received an opinion from the Company's counsel, dated as of the Closing and in a form and substance reasonably acceptable to the Investor, to the effect that:

    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to own its properties and to conduct its business;

    (b) The Company has the corporate power and authority to execute, deliver and perform its obligations under the terms of the Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms,

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


         except (i) as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally, (ii) as rights to indemnity and contribution may be limited under applicable law or by principles of public policy and (iii) as such enforceability may be limited or affected by general principles of equity, whether applied by a court of law or equity;

    (c) The authorized capital stock of the Company is as set forth in this Agreement;

    (d)  The certificates representing the Shares are in due and proper form;

    (e) The execution, delivery and performance by the Company with the terms of this Agreement do not violate any provision of the Company's Articles of Incorporation or By-laws and, to such counsel's knowledge, do not conflict with or constitute a default under the provisions of any judgment, writ, decree or order known to such counsel or any material agreement to which the Company is a party or by which it is bound and which is filed as an exhibit to, or incorporated by reference in, the Company's Form 10-K for the fiscal year ended December 31, 1997, and the Company's Form 10-Q's for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1997;

    (f) All consents, approvals, orders or authorizations of, and all qualifications, registrations, designations, declarations, or filings with, any federal, Delaware or Texas governmental authority required to be made prior to the Closing in connection with the consummation of the transactions contemplated by this Agreement have been made or obtained, and are effective, and such counsel is not aware of any proceedings, or threat thereof, which question the validity thereof;

    (g) Based in part upon the representations of the Investor set forth in this Agreement, the offer and sale of the Shares pursuant to the terms of this Agreement are exempt from the registration requirements of
         Section 5 of the Securities Act;

    (h) To such counsel's knowledge, there is no action, proceeding or investigation pending or threatened against the Company, which questions the validity of this Agreement, or any action be taken by the Company pursuant to or in connection with the Agreement;

    (i) The Shares have been duly authorized and, when issued in compliance with this Agreement, will be fully paid and non-assessable and will be free of any liens or encumbrances created by the Company; and

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    (j)  There are no preemptive rights with respect to the issuance and sale of the Shares and there are no restrictions on transfer of the Shares other than those arising under federal and state securities laws.



                                  ARTICLE VII

             CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING

         The obligations of the Company under this Agreement to issue and sell the Shares to the Investor are subject to the fulfillment on or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

7.1 REPRESENTATIONS AND WARRANTIES. The representation and warranties of the Investor contained in Article III and Section 4.1 of this Agreement shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

7.2 PAYMENT OF PURCHASE PRICE. The Investor shall at the Closing pay the Purchase Price upon delivery by the Company of a certificate representing the Shares.

7.3 BLUE SKY COMPLIANCE. The Company shall have complied with Texas and Indiana state securities laws as necessary to offer and sell the Shares to the Investor.



                                  ARTICLE VIII

                     POST-CLOSING COVENANTS OF THE COMPANY

8.1 FINANCIAL STATEMENTS. The Company shall deliver to the Investor all financial and other reports required under federal, state or local law and such other reports as the parties may agree upon. In addition, in the event that Company becomes a non-publicly held corporation, the Company shall deliver to the Investor: (i) as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet as of the end of such year and a schedule as to the sources and applications of funds for such year, such year end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, consistently applied, and audited and certified by independent public accountants reasonably acceptable to the Investor; and
(ii) within 30 days of the end of each quarter, an unaudited income statement, balance sheet and cash flow analysis for and as of the

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


end of such quarter, including the foregoing information on a comparative and year to date basis.

8.2 OPEN COMMUNICATION. In the event that the Company becomes a non-publicly held corporation, the Company shall permit the Investor at reasonable times to discuss the Company's affairs, finances and accounts with the Company's officers.

8.3 INSURANCE. The Company shall maintain insurance coverage covering risks associated with its business in such amounts as are customary in the industry.

8.4 INVENTION AND SECRECY AGREEMENTS. Each employee and consultant of the Company who may have access to the Company's and Investor's proprietary information shall execute an appropriate confidentiality agreement.

8.5 PAYMENT OF DOCUMENTARY, STAMP AND SIMILAR TAXES. The Company shall pay any and all documentary, stamp, transfer or other taxes which may become due or payable with respect to or as a result of the issuance and delivery of the Shares.

8.6 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Investor the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to use best efforts to:

    (a) make and keep public information available, as those terms are defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

    (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

    (c) furnish to the Investor, so long as the Investor owns Shares, upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such plan.

                                   ARTICLE IX

                              REGISTRATION RIGHTS

         The Company and the Investor shall enter into the Registration Right Agreement (the "Registration Rights Agreement") in the form as attached as
SCHEDULE 1.39B of the Development and License Agreement of even date herewith. The Company shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the provisions of this Article including, without limitation, the provisions of the Registration Rights Agreement, but will at all times in good faith assist in carrying out all of its actions as may be reasonably necessary or appropriate in order to protect the rights of the Investor and permitted assignees.



                                   ARTICLE X

                                 MISCELLANEOUS

10.1 ENTIRE AGREEMENT. This Agreement (together with any attachments or exhibits including, without limitation, the Registration Rights Agreement) constitutes the entire agreement between the Company and the Investor relating to the subject matter hereof, and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein.

10.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Except as expressly provided in this Agreement and the Registration Rights Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without application of the choice of laws provisions of such laws.

10.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.5 HEADINGS. The headings used in this Agreement are for convenience and shall not by themselves be considered in construing or interpreting this Agreement.

10.6 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon either (a) personal delivery; (b) one day after facsimile transmission to the facsimile number indicated below and evidenced by a written record of completed transmission to such number; or (c) five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed to the following address, or to such other address as the party may designate by ten
(10) days' advance written notice to the other party:

         If to the Investor:

                  Eli Lilly and Company
                  Lilly Corporate Center
                  Indianapolis, Indiana  46285
                  Attn: General Counsel
                  Facsimile #: 317-276-9152

         If to the Company

                  ILEX Oncology, Inc.
                  11550 I.H. 10 West, Suite 300
                  San Antonio, Texas 78230
                  Attn: President
                  Facsimile #: 210-949-8410


10.7 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and deliver of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof by or on behalf of the Investor; provided, however, that such representations and warranties need only be accurate as of the date of such execution and delivery and as of the Closing.

10.8 FINDER'S FEES. Each party agrees to indemnify and hold harmless the other party from and against any liability for any commission or compensation in the nature of investment banking or finder's fees in connection with the transactions contemplated by this Agreement (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its officers, employees or representatives is responsible.

10.9 EXPENSES. Irrespective of whether the Closing is effected, the Company and the Investor will each pay their respective legal and other fees and expenses in connection with the negotiation, execution, delivery and performance of this Agreement.

10.10 AMENDMENTS AND WAIVERS. Except as expressly provided in this Agreement, any provision of this Agreement may be amended only by the mutual written agreement of the parties and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only in a written document executed by the waiving party.

10.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

ILEX ONCOLOGY, INC.                    ELI LILLY AND COMPANY


By                                     By
  ---------------------------------      ----------------------------------
  Richard L. Love                        August M. Watanabe
  President                              Executive Vice President

                                 SCHEDULE 2.12
                                       TO
                            STOCK PURCHASE AGREEMENT
                                    BETWEEN
                              COMPANY AND INVESTOR
                              REGISTRATION RIGHTS
--------------------------------------------------------------------------------

Registration Rights Agreement dated as of July 9, 1997, among ILEX Oncology, Inc., a Delaware corporation, and PRN Research, Inc., a Texas corporation.

Fourth Amended and Restate Registration Rights Agreement dated December 11,
1996.

                                 SCHEDULE 2.16

--------------------------------------------------------------------------------

The Company has engaged in such discussions with the following entities:

1. LeukoSite, Inc.
2. Matrix Pharmaceutical, Inc.

                                 SCHEDULE 2.19
                                       TO
                            STOCK PURCHASE AGREEMENT
                                    BETWEEN
                              COMPANY AND INVESTOR
                                  FDA MATTERS
--------------------------------------------------------------------------------


The Company received such a letter dated July 28, 1997, from the FDA regarding mitoguazone dihydrochloride.